SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 24, 2003

NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28150	33-0525145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

10555 Science Center Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 658-7600

N/A
 (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	EXHIBITS. The following exhibits are filed herewith:

Exhibit
	Number	Description of Exhibit
	99.1	Press Release dated July 24, 2003
ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

      On July 24, 2003, Neurocrine Biosciences, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

      This Form 8-K and the attached exhibit are being furnished pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”) in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Releases Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended June 30, 2003. The information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	July 24, 2003	NEUROCRINE BIOSCIENCES, INC.

		/s/	PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President
and Chief Financial Officer